U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     REPORT PURSUANT TO SECTION 13 OR 15 (d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

        Date of Report (date of earliest event reported) December 29,2000

                                    0-30583
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                           (Commission File Number)

                          THAON COMMUNICATIONS, INC.
                          --------------------------
       (Exact Name of small business issuer as Specified in its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)

0-30583                                                              87-0622329
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(Commission File Number)                    (I.R.S. Employer Identification No.)

        11300 West Qlympic Boulevard, Suite 730, Los Angeles. Ca. 90064
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               (Address of Principal Executive Office) (Zip Code)

                                 (310) 231-7066
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                 Issuer's Telephone Number, Including Area Code

                                       N/A
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           (former Name on Former Address, Changed Since Last Report)

Item 5. Other Events.

         On December 29, 2000, Registrant consummated the acquisition of all the outstanding stock of PTS TV in exchange for 3,000,000 shares of series A convertible prefered stock, of which 1,000,000 shares were placed in escrow and are subject to an earn out.

         Effective  January 31, 2001,  four  directors of  Registrant  resigned:
Pearl Asencio, Marge Rohr, James Ocon, Cameron Moriarty. Two new directors were elected: Roy U. Rayo and Leodajarlo Q. Tan, Jr. Messrs. Rayo and Tan join Adam Anthony, Mark Jones and Robert McNeil to constitute a Board of Directors consisting of Five Members.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Thaon Communications, Inc.


Dated: February 6, 2001                   By: /s/ Pearl Asencio
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                                                   Pearl Asencio